UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 3, 2020
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on June 3, 2020, the following matters were submitted to the shareholders of the Company:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2023 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Sarah W. Blumenstein	88,716,924	11,995,431	98,672
Kathryn M. McCarthy	86,256,155	14,446,227	108,645
There were a total of 8,244,938 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Carl A. Guarino, Carmen V. Romeo, Alfred P. West, Jr. and William M. Doran.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, was approved by 96.7% of the votes cast based on the votes set forth below:

For	Against	Abstain
97,372,099	3,326,279	112,649
There were a total of 8,244,938 broker non-votes on this matter.

(3)
The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2020 was ratified by 99.6% of the votes cast based on the votes set forth below:

For	Against	Abstain
108,512,930	406,955	136,080

(4)	A resolution to approve the SEI Investments Employee Stock Purchase Plan as amended and restated, was approved by 99.7% of the votes cast based on the votes set forth below:

For	Against	Abstain
100,505,275	252,712	53,040
There were a total of 8,244,938 broker non-votes on this matter.

Item 8.01.	Other Events.
On June 3, 2020, the Company issued a press release declaring a regular semi-annual dividend of $0.35 (thirty-five cents) per share. The cash dividend will be payable to shareholders of record on June 15, 2020, with a payment date of June 23, 2020.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 5.07, Item 8.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of SEI Investments Company dated June 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	June 4, 2020	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer